Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Two:
The Director Series VI/VIR

Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account One:
The Director Series VI/VIR

Supplement dated June 8, 2023 to the variable annuity prospectus dated May 1, 2023

This supplement to the variable annuity prospectus outlines changes in fund fees related to certain investment options since the variable annuity prospectus dated May 1, 2023. This may not reflect all of the changes that have occurred since you entered into your Contract. The changes are related to:
2. Key Information Table
4. Fee Tables
Appendix A - Funds Available Under the Contract
All other provisions outlined in your variable annuity prospectus remain unchanged. This supplement is for informational purposes and requires no action on your part.
In section 2. Key Information Table: The table in “Ongoing Fees and Expenses (annual charges)” showing the lowest and highest cost you could pay each year, based on current charges is deleted and replaced with the following table:

Lowest Annual Cost: $1,679	Highest Annual Cost: $3,005
Assumes:	Assumes:
•Investment of $100,000	•Investment of $100,000
•5% annual appreciation	•5% annual appreciation
•Least expensive combination of contract classes and fund fees and expenses	•Most expensive combination of contract classes, optional benefits and fund fees and expenses
•No sales charges or advisory fees	•No sales charges or advisory fees
•No additional premium payments, transfers or withdrawals	•No additional premium payments, transfers or withdrawals
•No optional benefits
In section 4. Fee Table: the table showing the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract is deleted and replaced with the following table:

All Contract Versions	Minimum	Maximum
Annual Fund Expenses
(expenses that are deducted from Fund assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.14%	1.24%

In section 4. Fee Table: The Example tables comparing the cost of investing in this variable annuity with the cost of investing in other variable annuities are deleted and replaced with the following:

(1)If you Surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$8,253	$13,166	$18,165	$30,031

(2)If you annuitize at the end of the applicable time period or if you do not Surrender your Contract:

1 year	3 years	5 years	10 years
$2,706	$8,306	$14,165	$30,031

In Appendix A - Funds Available Under the Contract: the following fund fees are updated as follows:

Fund and Adviser/Subadviser	Current Expenses
AB VPS Relative Value Portfolio - Class B (formerly AB VPS Growth and Income Portfolio) Adviser: AllianceBernstein, L.P.	0.84%
Allspring VT International Equity Fund - Class 1 Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	0.70%*

This supplement should be retained for future reference.

HV-7960